UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04165

AMERICAN CENTURY TARGET MATURITIES TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	09-30

Date of reporting period:	09-30-2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	SEPTEMBER 30, 2014

Zero Coupon 2015 Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended September 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Bonds and Stocks

Stimulative monetary policies and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about economic growth, low costs of capital, and central bank purchases of fixed-income securities helped persuade investors to seek risk and yield, which benefited both U.S. stocks and bonds during the period. The S&P 500 Index gained 19.73%. The 30-year U.S. Treasury bond returned 13.37%, according to Barclays.

The U.S. Treasury bond rally was a surprise. Coming into 2014, consensus market expectations for the year included stronger U.S. and global economic growth, rising inflation, and declining central bank accommodation, all of which were anticipated to translate into higher interest rates and lower U.S. Treasury bond prices. Instead, a harsh winter froze the U.S. economy, then ripples from that setback, an emerging market downturn, and geopolitical factors helped slow other developed economies (especially in Europe) as the year progressed. This resulted in commodity price declines, muted inflation, continued high levels of central bank accommodation, demand for U.S. Treasuries, and declining U.S. Treasury bond yields. The bond rally felt counterintuitive because it didn’t appear to be supported by strengthening U.S. economic fundamentals. Instead, it seemed to be driven primarily by technical and global market factors.

These global factors remain in play—economic and geopolitical uncertainties could continue to support the relative appeal of U.S. bonds in coming months. But the anticipated end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. bond market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of September 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BTFTX	0.16%	3.44%	4.72%	8.17%	9/1/86
11/15/2015 STRIPS Issue	—	0.54%	3.56%	5.15%	8.38%(1)	—
BofA Merrill Lynch 10+ Year U.S. Treasury Index	—	11.29%	6.87%	6.75%	8.04%(1)	—
Advisor Class	ACTTX	-0.10%	3.18%	4.46%	6.28%	7/23/99

(1)	Since August 31, 1986, the date nearest the Investor Class’s inception for which data are available.

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on September 30, 2014
Investor Class — $15,864

11/15/2015 STRIPS Issue — $16,528

BofA Merrill Lynch 10+ Year U.S. Treasury Index — $19,222

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.55%	0.80%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary
Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Zero Coupon 2015 advanced 0.16%* for the 12 months ended September 30, 2014. By comparison, the portfolio’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2015, returned 0.54%. The portfolio’s returns are reduced by operating expenses, while benchmark returns are not.

The portfolio’s absolute performance reflected the generally subdued, low-interest-rate environment for short-maturity U.S. government securities. Although Treasury returns were positive overall, shorter-maturity Treasury securities generally underperformed Treasuries with longer maturities.

On a relative performance basis, yield curve positioning was the main detractor versus the benchmark. Meanwhile, spread movements (changes in yield differences) between Treasury STRIPS and non-Treasury zero-coupon bonds (zeros) contributed slightly to the portfolio’s relative performance.

Market Backdrop

Despite expectations for rising interest rates and tumbling bond returns, the fixed-income market generated positive performance for the 12-month period ended September 30, 2014. The Federal Reserve (the Fed) retained the spotlight for much of the period as investors monitored the central bank’s reaction to modestly improving economic data.

Early in the period, the “Fed watch” centered on quantitative easing (QE) and when the central bank would launch its much-anticipated tapering of the program. This led to rate-hike fears that drove Treasury yields sharply higher during the fourth quarter of 2013. In December 2013, the Fed finally announced it would reduce its monthly bond buying, beginning in January 2014. The Fed continued tapering throughout 2014, setting the stage for an anticipated October 2014 conclusion of the program. As the period progressed, and QE wound down, investors switched their focus to the Fed’s short-term interest rate policy, which has remained unchanged and near zero since late 2008. Although the Fed continued to assert rates would remain low for “a considerable time,” the market expected the Fed would tighten monetary policy sooner rather than later. This sentiment triggered market volatility late in the 12-month period.

Despite ongoing Fed tapering and gradually improving economic data in 2014, most Treasury yields declined (in sharp contrast to the spike in yields during 2013’s QE-speculation phase), and overall bond returns were positive. Modest economic growth and demand for perceived safe-haven Treasuries, triggered largely by geopolitical tensions and the relative attractiveness of U.S. fixed-income securities versus those of other regions, generally helped drive down U.S. yields and keep returns positive. Treasury yields closed out the period on the rise, though, as concerns about higher Fed rates pushed yields higher and caused investors to reduce their risk exposure.

Although longer-maturity Treasury yields increased sharply at the beginning of the period and in September, they declined overall for the 12-month period. The yield on the 10-year Treasury note fell 11 basis points (one basis point equals 0.01%) to 2.49%, while the yield on the 30-year Treasury bond decreased 49 basis points to 3.20%, according to Bloomberg. The yield on the two-year Treasury advanced 25 basis points to 0.57%, reflecting investor expectations for higher short-term rates. Given these moves, the yield curve flattened.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

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Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which Zero Coupon 2015 invests—primarily Treasury STRIPS, Treasury-equivalent zeros, and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

Positioning along the yield curve was a slight performance detractor during the period. Given the portfolio’s approaching maturity date and in anticipation of liquidity needs, we positioned a large portion of the portfolio at the shortest end of the curve, where yields were extremely low and moved even lower during the period.

We also seek to take advantage of spread movements between Treasury STRIPS and non-Treasury zeros. Spreads for zeros, which remained relatively tight throughout the period due to strong demand for high-quality, highly liquid securities, narrowed slightly during the period. Our position in non-Treasury zeros contributed modestly to relative performance.

We continue to believe our non-Treasury zeros offer attractive return potential, and we expect these securities will have a favorable influence on the portfolio’s Anticipated Value at Maturity (AVM). By prospectus mandate, we may invest up to 20% of the portfolio’s assets in government agency zeros. Our allocation to government agency zeros at the end of September 2014 was approximately 17%, compared with 15% at the end of September 2013.

Outlook

With a remaining maturity of approximately one year, we believe the portfolio should experience less price fluctuation in response to interest rate movements than longer-maturity zero-coupon funds. We expect to reallocate the portfolio’s assets in the most-liquid securities, including Treasury bills and notes, as the portfolio’s maturity date approaches and the portfolio’s zeros mature.

However, losses remain a possibility, given the $114.37 share price (Investor Class) this fund had already achieved by September 30, 2014, compared with the initial target share price of approximately $100. In this historically low short-term interest rate environment, the fund’s expenses may exceed the available yields on the relatively short-maturity securities in which the fund now invests. This is reflected in the slightly negative Anticipated Annual Growth Rate for next year, presented on page 6. Given this situation and the approaching portfolio maturity/liquidation date, we closed the fund to additional investments on March 4, 2013.

Zero Coupon 2015 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s AVM (see next page), though not guaranteed, provides what we believe is an appropriate estimate of the fund’s value at the target date.

5

Fund Characteristics

SEPTEMBER 30, 2014
Portfolio at a Glance
Anticipated Annual Growth Rate (Investor Class)	-0.23%
Weighted Average Maturity Date	9/14/15
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$114.11
(1) See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio	% of net assets
Treasury STRIPS	54.2%
REFCORP STRIPS	2.8%
Other Treasuries	25.6%
Total Treasuries and Equivalents	82.6%
Government Agency STRIPS	17.0%
Temporary Cash Investments	0.5%
Other Assets and Liabilities	(0.1)%

Share Price vs. Anticipated Value at Maturity (Investor Class)

Actual Share Price (Historical) — $114.37

Anticipated Value at Maturity (Estimated Share Price) — $114.11

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period(1)4/1/14 - 9/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,000.70	$2.76	0.55%
Advisor Class	$1,000	$999.50	$4.01	0.80%
Hypothetical
Investor Class	$1,000	$1,022.31	$2.79	0.55%
Advisor Class	$1,000	$1,021.06	$4.05	0.80%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

SEPTEMBER 30, 2014

	Principal Amount/ Shares	Value
ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS(1) — 82.6%
Federal Judiciary, 0.00%, 2/15/15	$5,485,000	$5,465,429
AID (Israel), 0.00%, 5/1/15	10,000,000	9,977,700
AID (Israel), 0.00%, 8/15/15	15,000,000	14,943,510
Federal Judiciary, 0.00%, 8/15/15	7,021,000	6,958,183
STRIPS - COUPON, 0.00%, 11/15/15	39,131,000	39,041,547
STRIPS - PRINCIPAL, 0.00%, 11/15/15	40,000,000	39,911,720
REFCORP STRIPS - COUPON, 0.00%, 1/15/16	4,159,000	4,133,722
Federal Judiciary, 0.00%, 2/15/16	10,000	9,833
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $117,716,346)		120,441,644
ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES(1) — 17.0%
FICO STRIPS - COUPON, 0.00%, 10/5/14	22,000	21,999
FICO STRIPS - COUPON, 0.00%, 11/30/14	180,000	179,847
FICO STRIPS - COUPON, 0.00%, 2/8/15	136,000	135,794
FICO STRIPS - COUPON, 0.00%, 2/8/15	7,681,000	7,669,394
FICO STRIPS - COUPON, 0.00%, 4/6/15	1,017,000	1,015,080
FICO STRIPS - COUPON, 0.00%, 4/6/15	3,038,000	3,032,264
FHLMC STRIPS - COUPON, 0.00%, 9/15/15	3,500,000	3,490,753
TVA STRIPS - COUPON, 0.00%, 11/1/15	4,000,000	3,975,272
FICO STRIPS - COUPON, 0.00%, 11/2/15	52,000	51,765
FICO STRIPS - COUPON, 0.00%, 11/11/15	2,000,000	1,990,602
FNMA STRIPS - COUPON, 0.00%, 11/15/15	3,000,000	2,989,368
FICO STRIPS - COUPON, 0.00%, 12/6/15	190,000	188,976
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES (Cost $23,961,263)		24,741,114
TEMPORARY CASH INVESTMENTS — 0.5%
Federal Farm Credit Discount Notes, 0.01%, 10/1/14(2)	421,000	421,000
SSgA U.S. Government Money Market Fund, Class N	382,700	382,700
TOTAL TEMPORARY CASH INVESTMENTS (Cost $803,700)		803,700
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $142,481,309)		145,986,458
OTHER ASSETS AND LIABILITIES — (0.1)%		(155,563)
TOTAL NET ASSETS — 100.0%		$145,830,895

9

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
Equivalent	-	Security whose principal payments are secured by the U.S. Treasury
FHLMC	-	Federal Home Loan Mortgage Corporation
FICO	-	Financing Corporation
FNMA	-	Federal National Mortgage Association
REFCORP	-	Resolution Funding Corporation
STRIPS	-	Separate Trading of Registered Interest and Principal of Securities
TVA	-	Tennessee Valley Authority

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2014
Assets
Investment securities, at value (cost of $142,481,309)	$145,986,458

Liabilities
Payable for capital shares redeemed	88,593
Accrued management fees	66,130
Distribution and service fees payable	840
155,563

Net Assets	$145,830,895

Net Assets Consist of:
Capital paid in	$137,809,165
Undistributed net investment income	2,522,364
Undistributed net realized gain	1,994,217
Net unrealized appreciation	3,505,149
$145,830,895

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$141,792,245	1,239,810	$114.37
Advisor Class	$4,038,650	36,669	$110.14

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED SEPTEMBER 30, 2014
Investment Income (Loss)
Income:
Interest	$4,948,092

Expenses:
Management fees	922,748
Distribution and service fees	12,082
Trustees' fees and expenses	10,037
944,867

Net investment income (loss)	4,003,225

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	3,186,767
Change in net unrealized appreciation (depreciation) on investments	(6,936,259)

Net realized and unrealized gain (loss)	(3,749,492)

Net Increase (Decrease) in Net Assets Resulting from Operations	$253,733

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED SEPTEMBER 30, 2014 AND SEPTEMBER 30, 2013
Increase (Decrease) in Net Assets	September 30, 2014	September 30, 2013
Operations
Net investment income (loss)	$4,003,225	$5,866,527
Net realized gain (loss)	3,186,767	5,955,598
Change in net unrealized appreciation (depreciation)	(6,936,259)	(12,098,047)
Net increase (decrease) in net assets resulting from operations	253,733	(275,922)

Distributions to Shareholders
From net investment income:
Investor Class	(4,638,790)	(7,335,788)
Advisor Class	(128,860)	(199,746)
From net realized gains:
Investor Class	(5,902,894)	(25,393,032)
Advisor Class	(181,669)	(768,135)
Decrease in net assets from distributions	(10,852,213)	(33,696,701)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(39,181,743)	(82,389,398)

Net increase (decrease) in net assets	(49,780,223)	(116,362,021)

Net Assets
Beginning of period	195,611,118	311,973,139
End of period	$145,830,895	$195,611,118

Undistributed net investment income	$2,522,364	$3,615,991

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2014

1. Organization

American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Zero Coupon 2015 Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek the highest return consistent with investment in U.S. Treasury securities. The fund is managed to mature in the year identified in its name and will be liquidated near the end of its maturity year.

The fund offers the Investor Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated bid as provided by independent pricing services or at the most recent bid as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated bid as provided by an independent pricing service. Evaluated bid prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

14

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Reverse Share Splits — When the fund pays a distribution, the trustees declare a reverse share split that exactly offsets the per-share amount of the distribution. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distribution and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, American Century Investment Management, Inc. (ACIM), the trust’s distributor, American Century Investment Services, Inc. (ACIS), and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and Advisor Class. The effective annual management fee for each class for the year ended September 30, 2014 was 0.55%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for the Advisor Class (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended September 30, 2014 are detailed in the Statement of Operations.

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Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended September 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended September 30, 2014 were $4,973,300 and $55,593,873, respectively, all of which are U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended September 30, 2014		Year ended September 30, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	4,710	$538,752	128,936	$14,717,171
Issued in reinvestment of distributions	94,330	10,147,065	312,093	31,646,241
Redeemed	(426,186)	(48,711,351)	(1,105,874)	(126,200,489)
Reverse share split	(97,784)	—	(321,577)	—
	(424,930)	(38,025,534)	(986,422)	(79,837,077)
Advisor Class
Sold	13	1,443	3,408	376,212
Issued in reinvestment of distributions	2,974	308,864	9,621	942,391
Redeemed	(13,302)	(1,466,516)	(35,083)	(3,870,924)
Reverse share split	(2,989)	—	(9,852)	—
	(13,304)	(1,156,209)	(31,906)	(2,552,321)
Net increase (decrease)	(438,234)	$(39,181,743)	(1,018,328)	$(82,389,398)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$120,441,644	—
Zero-Coupon U.S. Government Agency Securities	—	24,741,114	—
Temporary Cash Investments	$382,700	421,000	—
	$382,700	$145,603,758	—

7. Federal Tax Information

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$4,875,922	$7,913,696
Long-term capital gains	$5,976,291	$25,783,005

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$142,506,904
Gross tax appreciation of investments	$3,479,554
Gross tax depreciation of investments	—
Net tax appreciation (depreciation) of investments	$3,479,554
Undistributed ordinary income	$2,522,364
Undistributed long-term capital gains	$2,019,812

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Reverse Share Split	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$114.19	2.72	(2.54)	0.18	(2.93)	(3.73)	(6.66)	6.66	$114.37	0.16%	0.55%	2.38%	3%	$141,792
2013	$114.26	2.69	(2.76)	(0.07)	(2.86)	(9.89)	(12.75)	12.75	$114.19	(0.06)%	0.55%	2.35%	21%	$190,102
2012	$111.83	3.32	(0.89)	2.43	(4.00)	(0.52)	(4.52)	4.52	$114.26	2.18%	0.55%	2.95%	40%	$302,918
2011	$107.57	3.81	0.45	4.26	(3.66)	(1.23)	(4.89)	4.89	$111.83	3.95%	0.56%	3.54%	19%	$375,214
2010	$96.59	3.86	7.12	10.98	(4.22)	(4.02)	(8.24)	8.24	$107.57	11.36%	0.57%	3.84%	33%	$358,410
Advisor Class
2014	$110.25	2.34	(2.45)	(0.11)	(2.65)	(3.73)	(6.38)	6.38	$110.14	(0.10)%	0.80%	2.13%	3%	$4,039
2013	$110.59	2.32	(2.66)	(0.34)	(2.57)	(9.89)	(12.46)	12.46	$110.25	(0.31)%	0.80%	2.10%	21%	$5,509
2012	$108.51	3.01	(0.93)	2.08	(3.72)	(0.52)	(4.24)	4.24	$110.59	1.93%	0.80%	2.70%	40%	$9,055
2011	$104.64	3.44	0.43	3.87	(3.40)	(1.23)	(4.63)	4.63	$108.51	3.69%	0.81%	3.29%	19%	$14,471
2010	$94.19	3.53	6.92	10.45	(3.97)	(4.02)	(7.99)	7.99	$104.64	11.09%	0.82%	3.59%	33%	$13,207

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Target Maturities Trust and Shareholders of the Zero Coupon 2015 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Zero Coupon 2015 Fund (one of the three funds in the American Century Target Maturities Trust, hereafter referred to as the "Fund") at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
November 20, 2014

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Management
Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	45	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	Intraware, Inc. (2003 to 2009)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

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Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund

25

to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

26

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $108,195 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended September 30, 2014.

The fund hereby designates $6,238,291, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended September 30, 2014.

The fund utilized earnings and profits of $591,125 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
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American Century Target Maturities Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-83912 1411

ANNUAL REPORT	SEPTEMBER 30, 2014

Zero Coupon 2020 Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended September 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Bonds and Stocks

Stimulative monetary policies and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about economic growth, low costs of capital, and central bank purchases of fixed-income securities helped persuade investors to seek risk and yield, which benefited both U.S. stocks and bonds during the period. The S&P 500 Index gained 19.73%. The 30-year U.S. Treasury bond returned 13.37%, according to Barclays.

The U.S. Treasury bond rally was a surprise. Coming into 2014, consensus market expectations for the year included stronger U.S. and global economic growth, rising inflation, and declining central bank accommodation, all of which were anticipated to translate into higher interest rates and lower U.S. Treasury bond prices. Instead, a harsh winter froze the U.S. economy, then ripples from that setback, an emerging market downturn, and geopolitical factors helped slow other developed economies (especially in Europe) as the year progressed. This resulted in commodity price declines, muted inflation, continued high levels of central bank accommodation, demand for U.S. Treasuries, and declining U.S. Treasury bond yields. The bond rally felt counterintuitive because it didn’t appear to be supported by strengthening U.S. economic fundamentals. Instead, it seemed to be driven primarily by technical and global market factors.

These global factors remain in play—economic and geopolitical uncertainties could continue to support the relative appeal of U.S. bonds in coming months. But the anticipated end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. bond market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of September 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BTTTX	2.12%	5.98%	6.39%	8.82%	12/29/89
11/15/2020 STRIPS Issue	—	1.83%	6.20%	7.08%	9.38%(1)	—
BofA Merrill Lynch 10+ Year U.S. Treasury Index	—	11.29%	6.87%	6.75%	8.16%(1)	—
Advisor Class	ACTEX	1.86%	5.71%	6.13%	6.26%	10/19/98

(1)	Since December 31, 1989, the date nearest the Investor Class’s inception for which data are available.

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on September 30, 2014
Investor Class — $18,593

11/15/2020 STRIPS Issue — $19,818

BofA Merrill Lynch 10+ Year U.S. Treasury Index — $19,222

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.55%	0.80%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Zero Coupon 2020 advanced 2.12%* for the 12 months ended September 30, 2014. By comparison, the portfolio’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2020, advanced 1.83%. The portfolio’s returns are reduced by operating expenses, while benchmark returns are not.

The portfolio’s absolute performance was affected by the declining yield environment for U.S. government securities and by the portfolio’s maturity profile. In general, intermediate-maturity government securities posted stronger returns than those with shorter maturities and lower returns than those with longer maturities.

On a relative performance basis, spread movements (changes in yield differences) between Treasury STRIPS and non-Treasury zero-coupon bonds (zeros) contributed favorably to the portfolio’s relative performance. In addition, yield curve positioning was a contributor versus the benchmark.

Market Backdrop

Despite expectations for rising interest rates and tumbling bond returns, the fixed-income market generated positive performance for the 12-month period ended September 30, 2014. The Federal Reserve (the Fed) retained the spotlight for much of the period as investors monitored the central bank’s reaction to modestly improving economic data.

Early in the period, the “Fed watch” centered on quantitative easing (QE) and when the central bank would launch its much-anticipated tapering of the program. This led to rate-hike fears that drove Treasury yields sharply higher during the fourth quarter of 2013. In December 2013, the Fed finally announced it would reduce its monthly bond buying, beginning in January 2014. The Fed continued tapering throughout 2014, setting the stage for an anticipated October 2014 conclusion of the program. As the period progressed, and QE wound down, investors switched their focus to the Fed’s short-term interest rate policy, which has remained unchanged and near zero since late 2008. Although the Fed continued to assert rates would remain low for “a considerable time,” the market expected the Fed would tighten monetary policy sooner rather than later. This sentiment triggered market volatility late in the 12-month period.

Despite ongoing Fed tapering and gradually improving economic data in 2014, most Treasury yields declined (in sharp contrast to the spike in yields during 2013’s QE-speculation phase), and overall bond returns were positive. Modest economic growth and demand for perceived safe-haven Treasuries, triggered largely by geopolitical tensions and the relative attractiveness of U.S. fixed-income securities versus those of other regions, generally helped drive down U.S. yields and keep returns positive. Treasury yields closed out the period on the rise, though, as concerns about higher Fed rates pushed yields higher and caused investors to reduce their risk exposure.

Although longer-maturity Treasury yields increased sharply at the beginning of the period and in September, they declined overall for the 12-month period. The yield on the 10-year Treasury note fell 11 basis points (one basis point equals 0.01%) to 2.49%, while the yield on the 30-year Treasury bond decreased 49 basis points to 3.20%, according to Bloomberg. The yield on the two-year Treasury advanced 25 basis points to 0.57%, reflecting investor expectations for higher short-term rates. Given these moves, the yield curve flattened.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

4

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which the portfolio invests—primarily Treasury STRIPS, Treasury-equivalent zeros, and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

We seek to take advantage of spread movements between Treasury STRIPS and non-Treasury zeros. Spreads for zeros tightened during the period, primarily due to healthy demand for high-quality, highly liquid securities. In this climate, our positions in Treasury-equivalent securities (primarily Resolution Funding Corporation, or REFCORP STRIPS) and government agency zeros contributed to relative performance.

Positioning along the yield curve slightly contributed to performance during the period. Specifically, yields on securities at the longer end of the portfolio’s targeted maturity range, where we were positioned, declined as the yield curve flattened.

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s Anticipated Value at Maturity (AVM). Our allocation to REFCORP STRIPS was approximately 37% at the end of the period, compared with 40% a year earlier. By prospectus mandate, we also may invest up to 20% of the portfolio’s assets in government agency zeros. Our allocation to government agency zeros at the end of September 2014 was approximately 12%, compared with 13% the end of September 2013.

Outlook

We continue to believe U.S. economic gains and the end of QE will gradually lead to higher interest rates. But technical factors, including the relative attractiveness of U.S. bonds versus non-U.S. bonds, ongoing demand for perceived safe-haven U.S. bonds stemming from geopolitical tensions, and heightened demand for liquidity stemming from new federal banking regulations, may extend the timetable for rate “normalization.” Meanwhile, we believe short-term rates should continue to inch higher, given the market’s expectations for the Fed to begin tightening monetary policy in 2015. This backdrop may lead to increased Treasury market volatility and additional yield curve flattening.

In this environment, we plan to maintain our focus on identifying the best relative values within the portfolio’s universe of zeros. We actively apply a multi-step process that includes security selection, portfolio construction, and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Zero Coupon 2020 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s AVM (see next page), though not guaranteed, provides what we believe is an appropriate estimate of the fund’s value at the target date.

5

Fund Characteristics

SEPTEMBER 30, 2014
Portfolio at a Glance
Anticipated Annual Growth Rate (Investor Class)	1.75%
Weighted Average Maturity Date	9/18/20
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$107.95
(1) See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio	% of net assets
Treasury STRIPS	44.1%
REFCORP STRIPS	37.0%
Other Treasuries	7.9%
Total Treasuries and Equivalents	89.0%
Government Agency STRIPS	9.1%
Other Government Agencies	2.7%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	(1.0)%

Share Price vs. Anticipated Value at Maturity (Investor Class)

Actual Share Price (Historical) — $97.29

Anticipated Value at Maturity (Estimated Share Price) — $107.95

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period(1)4/1/14 - 9/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,020.30	$2.79	0.55%
Advisor Class	$1,000	$1019.10	$4.05	0.80%
Hypothetical
Investor Class	$1,000	$1,022.31	$2.79	0.55%
Advisor Class	$1,000	$1,021.06	$4.05	0.80%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

SEPTEMBER 30, 2014

	Principal Amount/Shares	Value
ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS(1) — 89.0%
Federal Judiciary, 0.00%, 2/15/19	$306,000	$273,361
Federal Judiciary, 0.00%, 8/15/19	339,000	296,711
REFCORP STRIPS - PRINCIPAL, 0.00%, 10/15/19	6,788,000	6,117,529
REFCORP STRIPS - COUPON, 0.00%, 1/15/20	5,000,000	4,454,935
AID (Israel), 0.00%, 5/1/20	15,000,000	13,173,690
AID (Israel), 0.00%, 5/15/20	396,000	347,281
REFCORP STRIPS - COUPON, 0.00%, 7/15/20	26,002,000	22,741,635
REFCORP STRIPS - PRINCIPAL, 0.00%, 7/15/20	26,144,000	22,925,098
Federal Judiciary, 0.00%, 8/15/20	115,000	96,473
REFCORP STRIPS - COUPON, 0.00%, 10/15/20	11,003,000	9,528,719
REFCORP STRIPS - PRINCIPAL, 0.00%, 10/15/20	5,000,000	4,339,460
STRIPS - COUPON, 0.00%, 11/15/20	118,500,000	103,781,826
REFCORP STRIPS - COUPON, 0.00%, 1/15/21	6,000,000	5,152,986
REFCORP STRIPS - PRINCIPAL, 0.00%, 1/15/21	13,535,000	11,644,418
Federal Judiciary, 0.00%, 2/15/21	110,000	90,402
AID (Israel), 0.00%, 5/15/21	5,000,000	4,217,340
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $183,072,968)		209,181,864
ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES(1) — 11.8%
TVA STRIPS - COUPON, 0.00%, 5/1/19	11,000	9,977
FICO STRIPS - PRINCIPAL, 0.00%, 9/26/19	2,700,000	2,430,991
TVA STRIPS - COUPON, 0.00%, 11/1/19	9,000	8,040
FHLMC STRIPS - COUPON, 0.00%, 1/15/20	6,250,000	5,542,869
FNMA STRIPS - COUPON, 0.00%, 7/15/20	10,000,000	8,673,400
Government Trust Certificate, 0.00%, 4/1/21	7,683,000	6,280,599
FHLMC STRIPS - COUPON, 0.00%, 9/15/21	5,727,000	4,758,570
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES (Cost $23,418,431)		27,704,446
TEMPORARY CASH INVESTMENTS — 0.2%
Federal Farm Credit Discount Notes, 0.01%, 10/1/14(2)	290,000	290,000
SSgA U.S. Government Money Market Fund, Class N	264,316	264,316
TOTAL TEMPORARY CASH INVESTMENTS (Cost $554,316)		554,316
TOTAL INVESTMENT SECURITIES — 101.0% (Cost $207,045,715)		237,440,626
OTHER ASSETS AND LIABILITIES — (1.0)%		(2,414,550)
TOTAL NET ASSETS — 100.0%		$235,026,076

9

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
Equivalent	-	Security whose principal payments are secured by the U.S. Treasury
FHLMC	-	Federal Home Loan Mortgage Corporation
FICO	-	Financing Corporation
FNMA	-	Federal National Mortgage Association
REFCORP	-	Resolution Funding Corporation
STRIPS	-	Separate Trading of Registered Interest and Principal of Securities
TVA	-	Tennessee Valley Authority

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2014
Assets
Investment securities, at value (cost of $207,045,715)	$237,440,626
Receivable for capital shares sold	404,998
237,845,624

Liabilities
Payable for capital shares redeemed	2,711,504
Accrued management fees	106,709
Distribution and service fees payable	1,335
2,819,548

Net Assets	$235,026,076

Net Assets Consist of:
Capital paid in	$194,299,744
Undistributed net investment income	4,900,335
Undistributed net realized gain	5,431,086
Net unrealized appreciation	30,394,911
$235,026,076

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$228,527,586	2,348,918	$97.29
Advisor Class	$6,498,490	69,449	$93.57

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED SEPTEMBER 30, 2014
Investment Income (Loss)
Income:
Interest	$9,101,704

Expenses:
Management fees	1,197,649
Distribution and service fees	17,641
Trustees' fees and expenses	12,934
1,228,224

Net investment income (loss)	7,873,480

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	7,341,100
Change in net unrealized appreciation (depreciation) on investments	(11,668,843)

Net realized and unrealized gain (loss)	(4,327,743)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,545,737

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED SEPTEMBER 30, 2014 AND SEPTEMBER 30, 2013
Increase (Decrease) in Net Assets	September 30, 2014	September 30, 2013
Operations
Net investment income (loss)	$7,873,480	$9,552,417
Net realized gain (loss)	7,341,100	11,083,434
Change in net unrealized appreciation (depreciation)	(11,668,843)	(33,990,842)
Net increase (decrease) in net assets resulting from operations	3,545,737	(13,354,991)

Distributions to Shareholders
From net investment income:
Investor Class	(7,977,729)	(9,729,948)
Advisor Class	(261,213)	(331,251)
From net realized gains:
Investor Class	(9,532,226)	(2,416,439)
Advisor Class	(334,853)	(88,988)
Decrease in net assets from distributions	(18,106,021)	(12,566,626)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	13,121,689	(47,241,766)

Net increase (decrease) in net assets	(1,438,595)	(73,163,383)

Net Assets
Beginning of period	236,464,671	309,628,054
End of period	$235,026,076	$236,464,671

Undistributed net investment income	$4,900,335	$6,108,754

See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2014

1. Organization

American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Zero Coupon 2020 Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek the highest return consistent with investment in U.S. Treasury securities. The fund is managed to mature in the year identified in its name and will be liquidated near the end of its maturity year.

The fund offers the Investor Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated bid as provided by independent pricing services or at the most recent bid as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated bid as provided by an independent pricing service. Evaluated bid prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

14

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Reverse Share Splits — When the fund pays a distribution, the trustees declare a reverse share split that exactly offsets the per-share amount of the distribution. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distribution and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, American Century Investment Management, Inc. (ACIM), the trust’s distributor, American Century Investment Services, Inc. (ACIS), and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and Advisor Class. The effective annual management fee for each class for the year ended September 30, 2014 was 0.55%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for the Advisor Class (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended September 30, 2014 are detailed in the Statement of Operations.

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Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended September 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended September 30, 2014 were $88,009,660 and $90,524,058, respectively, all of which are U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended September 30, 2014		Year ended September 30, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,156,926	$111,830,965	1,558,347	$153,866,716
Issued in reinvestment of distributions	196,256	17,023,296	122,214	11,640,871
Redeemed	(1,204,122)	(115,002,261)	(2,153,509)	(210,338,758)
Reverse share split	(201,417)	—	(127,302)	—
	(52,357)	13,852,000	(600,250)	(44,831,171)
Advisor Class
Sold	18,023	1,663,083	15,826	1,506,633
Issued in reinvestment of distributions	7,127	595,475	4,415	406,703
Redeemed	(32,359)	(2,988,869)	(45,562)	(4,323,931)
Reverse share split	(7,134)	—	(4,555)	—
	(14,343)	(730,311)	(29,876)	(2,410,595)
Net increase (decrease)	(66,700)	$13,121,689	(630,126)	$(47,241,766)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$209,181,864	—
Zero-Coupon U.S. Government Agency Securities	—	27,704,446	—
Temporary Cash Investments	$264,316	290,000	—
	$264,316	$237,176,310	—

7. Federal Tax Information

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$8,294,551	$10,802,671
Long-term capital gains	$9,811,470	$1,763,955

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$207,223,324
Gross tax appreciation of investments	$30,217,302
Gross tax depreciation of investments	—
Net tax appreciation (depreciation) of investments	$30,217,302
Undistributed ordinary income	$4,900,335
Undistributed long-term capital gains	$5,608,695

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Reverse Share Split	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$95.27	3.45	(1.43)	2.02	(3.47)	(4.15)	(7.62)	7.62	$97.29	2.12%	0.55%	3.60%	40%	$228,528
2013	$99.51	3.32	(7.56)	(4.24)	(3.29)	(0.82)	(4.11)	4.11	$95.27	(4.27)%	0.55%	3.39%	33%	$228,768
2012	$93.56	2.96	2.99	5.95	(2.73)	(0.04)	(2.77)	2.77	$99.51	6.37%	0.55%	3.10%	47%	$298,694
2011	$84.16	3.09	6.31	9.40	(2.96)	(0.61)	(3.57)	3.57	$93.56	11.16%	0.56%	3.73%	35%	$302,578
2010	$72.77	3.03	8.36	11.39	(2.99)	(3.42)	(6.41)	6.41	$84.16	15.65%	0.57%	4.03%	34%	$260,527
Advisor Class
2014	$91.86	3.10	(1.39)	1.71	(3.24)	(4.15)	(7.39)	7.39	$93.57	1.86%	0.80%	3.35%	40%	$6,498
2013	$96.19	2.97	(7.30)	(4.33)	(3.04)	(0.82)	(3.86)	3.86	$91.86	(4.50)%	0.80%	3.14%	33%	$7,697
2012	$90.66	2.63	2.90	5.53	(2.49)	(0.04)	(2.53)	2.53	$96.19	6.10%	0.80%	2.85%	47%	$10,934
2011	$81.76	2.80	6.10	8.90	(2.76)	(0.61)	(3.37)	3.37	$90.66	10.89%	0.81%	3.48%	35%	$10,287
2010	$70.88	2.76	8.12	10.88	(2.81)	(3.42)	(6.23)	6.23	$81.76	15.34%	0.82%	3.78%	34%	$11,472

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Target Maturities Trust and Shareholders of the Zero Coupon 2020 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Zero Coupon 2020 Fund (one of the three funds in the American Century Target Maturities Trust, hereafter referred to as the "Fund") at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
November 20, 2014

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Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	Intraware, Inc. (2003 to 2009)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

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Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

24

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund

25

to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

26

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $11,022,738, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended September 30, 2014.

The fund utilized earnings and profits of $1,998,616 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Target Maturities Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-83913 1411

ANNUAL REPORT	SEPTEMBER 30, 2014

Zero Coupon 2025 Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended September 30, 2014. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Favorable Fiscal Year for U.S. Bonds and Stocks

Stimulative monetary policies and expectations of longer-term economic improvement, interspersed with concerns about nearer-term weaker-than-expected economic data and geopolitical conflicts, helped drive financial market returns during the reporting period. We believe the combination of longer-term optimism about economic growth, low costs of capital, and central bank purchases of fixed-income securities helped persuade investors to seek risk and yield, which benefited both U.S. stocks and bonds during the period. The S&P 500 Index gained 19.73%. The 30-year U.S. Treasury bond returned 13.37%, according to Barclays.

The U.S. Treasury bond rally was a surprise. Coming into 2014, consensus market expectations for the year included stronger U.S. and global economic growth, rising inflation, and declining central bank accommodation, all of which were anticipated to translate into higher interest rates and lower U.S. Treasury bond prices. Instead, a harsh winter froze the U.S. economy, then ripples from that setback, an emerging market downturn, and geopolitical factors helped slow other developed economies (especially in Europe) as the year progressed. This resulted in commodity price declines, muted inflation, continued high levels of central bank accommodation, demand for U.S. Treasuries, and declining U.S. Treasury bond yields. The bond rally felt counterintuitive because it didn’t appear to be supported by strengthening U.S. economic fundamentals. Instead, it seemed to be driven primarily by technical and global market factors.

These global factors remain in play—economic and geopolitical uncertainties could continue to support the relative appeal of U.S. bonds in coming months. But the anticipated end of the U.S. Federal Reserve’s monthly bond-buying program and the still-looming possibility of higher interest rates in 2015 point to potential U.S. bond market volatility ahead. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios for meeting financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of September 30, 2014
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BTTRX	7.65%	7.72%	7.33%	8.38%	2/15/96
Fund Benchmark(1)	—	7.67%	8.01%	8.21%	9.16%(2)	—
BofA Merrill Lynch 10+ Year U.S. Treasury Index	—	11.29%	6.87%	6.75%	7.45%(2)	—
Advisor Class	ACTVX	7.37%	7.44%	7.06%	7.23%	6/1/98

(1)
The Investor Class benchmark was an 8/15/2025 STRIPS Issue from inception through January 1998, when it was changed to an 11/15/2025 STRIPS Issue. The Advisor Class benchmark has been an 11/15/2025 STRIPS Issue since the class’s inception.

(2)	Since February 29, 1996, the date nearest the Investor Class’s inception for which data are available.

Growth of $10,000 Over 10 Years
$10,000 investment made September 30, 2004
Performance for other share classes will vary due to differences in fee structure.

Value on September 30, 2014
Investor Class — $20,292

Fund Benchmark — $22,004

BofA Merrill Lynch 10+ Year U.S. Treasury Index — $19,222

Total Annual Fund Operating Expenses
Investor Class	Advisor Class
0.55%	0.80%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary
Portfolio Managers: Brian Howell, Jim Platz, and Bob Gahagan

Performance Summary

Zero Coupon 2025 advanced 7.65%* for the 12 months ended September 30, 2014. By comparison, the portfolio’s benchmark, a coupon-based Treasury STRIPS issue maturing on November 15, 2025, advanced 7.67%. The portfolio’s returns are reduced by operating expenses, while benchmark returns are not.

The portfolio’s absolute performance was affected by the declining yield environment for U.S. government securities and by the portfolio’s maturity profile. In general, longer-maturity government securities posted stronger returns than those with shorter maturities.

On a relative performance basis, yield curve positioning was a contributor versus the benchmark. Spread movements (changes in yield differences) between Treasury STRIPS and non-Treasury zero-coupon bonds (zeros) also had a slightly positive effect on the portfolio’s relative performance.

Market Backdrop

Despite expectations for rising interest rates and tumbling bond returns, the fixed-income market generated positive performance for the 12-month period ended September 30, 2014. The Federal Reserve (the Fed) retained the spotlight for much of the period as investors monitored the central bank’s reaction to modestly improving economic data.

Early in the period, the “Fed watch” centered on quantitative easing (QE) and when the central bank would launch its much-anticipated tapering of the program. This led to rate-hike fears that drove Treasury yields sharply higher during the fourth quarter of 2013. In December 2013, the Fed finally announced it would reduce its monthly bond buying, beginning in January 2014. The Fed continued tapering throughout 2014, setting the stage for an anticipated October 2014 conclusion of the program. As the period progressed, and QE wound down, investors switched their focus to the Fed’s short-term interest rate policy, which has remained unchanged and near zero since late 2008. Although the Fed continued to assert rates would remain low for “a considerable time,” the market expected the Fed would tighten monetary policy sooner rather than later. This sentiment triggered market volatility late in the 12-month period.

Despite ongoing Fed tapering and gradually improving economic data in 2014, most Treasury yields declined (in sharp contrast to the spike in yields during 2013’s QE-speculation phase), and overall bond returns were positive. Modest economic growth and demand for perceived safe-haven Treasuries, triggered largely by geopolitical tensions and the relative attractiveness of U.S. fixed-income securities versus those of other regions, generally helped drive down U.S. yields and keep returns positive. Treasury yields closed out the period on the rise, though, as concerns about higher Fed rates pushed yields higher and caused investors to reduce their risk exposure.

Although longer-maturity Treasury yields increased sharply at the beginning of the period and in September, they declined overall for the 12-month period. The yield on the 10-year Treasury note fell 11 basis points (one basis point equals 0.01%) to 2.49%, while the yield on the 30-year Treasury bond decreased 49 basis points to 3.20%, according to Bloomberg. The yield on the two-year Treasury advanced 25 basis points to 0.57%, reflecting investor expectations for higher short-term rates. Given these moves, the yield curve flattened.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Portfolio Strategy

We continued to look for what we believed were attractive relative values among the universe of zeros in which the portfolio invests—primarily Treasury STRIPS, Treasury-equivalent zeros, and, to a lesser degree, government agency zeros. These securities are “stripped” and packaged into their component parts, including the series of coupon payments and the ultimate principal repayment.

Positioning along the yield curve contributed to performance during the period. Specifically, yields on securities at the longer end of the portfolio’s targeted maturity range, where we were positioned, declined at a greater pace than yields on securities at the shorter end as the yield curve flattened.

We seek to take advantage of spread movements between Treasury STRIPS and non-Treasury zeros. Spreads for zeros tightened slightly during the period, primarily due to healthy demand for high-quality, highly liquid securities. In this climate, our positions in Treasury-equivalent securities (primarily Resolution Funding Corporation, or REFCORP STRIPS) and government agency zeros contributed to relative performance.

We continue to believe our non-Treasury zeros offer attractive long-term return potential, and we expect these securities will have a favorable impact on the portfolio’s Anticipated Value at Maturity (AVM). Our allocation to REFCORP STRIPS was approximately 50% at the end of the period, compared with 51% a year earlier. By prospectus mandate, we also may invest up to 20% of the portfolio’s assets in government agency zeros. Our allocation to government agency zeros at the end of September 2014 was approximately 10%, unchanged from the end of September 2013.

Outlook

We believe U.S. economic gains and the end of QE will gradually lead to higher interest rates. But technical factors, including the relative attractiveness of U.S. bonds versus non-U.S. bonds, ongoing demand for perceived safe-haven U.S. bonds stemming from geopolitical tensions, and heightened demand for liquidity stemming from new federal banking regulations, may extend the timetable for rate “normalization.” Meanwhile, we believe short-term rates should continue to inch higher, given the market’s expectations for the Fed to begin tightening monetary policy in 2015. This backdrop may lead to increased Treasury market volatility and additional yield curve flattening.

In this environment, we plan to maintain our focus on identifying the best relative values within the portfolio’s universe of zeros. We actively apply a multi-step process that includes security selection, portfolio construction, and attribution analysis, while tracking long-term market trends to help us identify attractively priced securities.

Zero Coupon 2025 is not an asset allocation retirement fund. The date refers to when the bonds will mature. The principal value of the fund is not guaranteed at any time, including at the target date. The fund’s AVM (see next page), though not guaranteed, provides what we believe is an appropriate estimate of the fund’s value at the target date.

Fund Characteristics

SEPTEMBER 30, 2014
Portfolio at a Glance
Anticipated Annual Growth Rate (Investor Class)	2.45%
Weighted Average Maturity Date	9/8/25
Anticipated Value at Maturity (AVM) (Investor Class)(1)	$116.01
(1) See graph below.
Past performance is no guarantee of future results. Even if class shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past. For more information, please consult the prospectus.

Types of Investments in Portfolio	% of net assets
REFCORP STRIPS	50.4%
Treasury STRIPS	38.0%
Total Treasuries and Equivalents	88.4%
Government Agency STRIPS	10.1%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	0.7%

Share Price vs. Anticipated Value at Maturity (Investor Class)

Actual Share Price (Historical) — $88.86

Anticipated Value at Maturity (Estimated Share Price) — $116.01

The top line in the graph represents the class’s Anticipated Value at Maturity (AVM), which fluctuates from day to day based on the fund’s weighted average maturity date. The bottom line represents the class’s historical share price, which is managed to grow over time to reach the class’s AVM. The AVM for other share classes will vary due to differences in fee structure. While this graph demonstrates the class’s expected long-term growth pattern, please keep in mind that the fund may experience significant share-price volatility over the short term. Even if shares are held to maturity, there is no guarantee that the class’s share price will reach its AVM. There is also no guarantee that the AVM will fluctuate as little in the future as it has in the past.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/14	Ending Account Value 9/30/14	Expenses Paid During Period(1) 4/1/14 - 9/30/14	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,048.40	$2.82	0.55%
Advisor Class	$1,000	$1,047.00	$4.11	0.80%
Hypothetical
Investor Class	$1,000	$1,022.31	$2.79	0.55%
Advisor Class	$1,000	$1,021.06	$4.05	0.80%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

SEPTEMBER 30, 2014

	Principal Amount/ Shares	Value
ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS(1) — 88.4%
REFCORP STRIPS - COUPON, 0.00%, 4/15/24	$385,000	$292,311
REFCORP STRIPS - COUPON, 0.00%, 1/15/25	22,922,000	16,886,981
REFCORP STRIPS - COUPON, 0.00%, 4/15/25	23,013,000	16,780,942
REFCORP STRIPS - COUPON, 0.00%, 7/15/25	4,292,000	3,099,459
STRIPS - COUPON, 0.00%, 11/15/25	78,375,000	57,362,427
REFCORP STRIPS - COUPON, 0.00%, 1/15/26	17,500,000	12,382,790
REFCORP STRIPS - COUPON, 0.00%, 4/15/26	25,000,000	17,506,000
REFCORP STRIPS - COUPON, 0.00%, 7/15/26	13,000,000	9,008,649
TOTAL ZERO-COUPON U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $107,470,809)		133,319,559
ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES(1) — 10.1%
FNMA STRIPS - COUPON, MTN, 0.00%, 4/8/24	10,000	7,452
TVA STRIPS - COUPON, 0.00%, 5/1/24	1,000,000	734,187
FHLMC STRIPS - COUPON, 0.00%, 9/15/24	42,000	30,895
FNMA STRIPS - COUPON, 0.00%, 1/15/25	247,000	175,376
FHLMC STRIPS - COUPON, 0.00%, 3/15/25	2,000,000	1,419,638
FNMA STRIPS - COUPON, 0.00%, 8/7/25	1,838,000	1,269,881
FHLMC STRIPS - COUPON, 0.00%, 9/15/25	1,645,000	1,166,532
FHLMC STRIPS - COUPON, 0.00%, 9/15/25	7,162,000	4,949,150
TVA STRIPS - COUPON, 0.00%, 11/1/25	1,162,000	786,537
TVA STRIPS - PRINCIPAL, 0.00%, 11/1/25	6,000,000	4,124,076
FNMA STRIPS - COUPON, 0.00%, 1/15/26	841,000	569,240
TOTAL ZERO-COUPON U.S. GOVERNMENT AGENCY SECURITIES (Cost $12,553,800)		15,232,964
TEMPORARY CASH INVESTMENTS — 0.8%
Federal Farm Credit Discount Notes, 0.01%, 10/1/14(2)	664,000	664,000
SSgA U.S. Government Money Market Fund, Class N	603,140	603,140
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,267,140)		1,267,140
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $121,291,749)		149,819,663
OTHER ASSETS AND LIABILITIES — 0.7%		1,029,798
TOTAL NET ASSETS — 100.0%		$150,849,461

NOTES TO SCHEDULE OF INVESTMENTS
Equivalent	-	Security whose principal payments are secured by the U.S. Treasury
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
MTN	-	Medium Term Note
REFCORP	-	Resolution Funding Corporation
STRIPS	-	Separate Trading of Registered Interest and Principal of Securities
TVA	-	Tennessee Valley Authority

(1)	Security is a zero-coupon bond. Zero-coupon securities are issued at a substantial discount from their value at maturity.

(2)	The rate indicated is the yield to maturity at purchase.
See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2014
Assets
Investment securities, at value (cost of $121,291,749)	$149,819,663
Receivable for capital shares sold	1,220,655
151,040,318

Liabilities
Payable for capital shares redeemed	123,526
Accrued management fees	66,796
Distribution and service fees payable	535
190,857

Net Assets	$150,849,461

Net Assets Consist of:
Capital paid in	$120,536,689
Undistributed net investment income	3,258,968
Accumulated net realized loss	(1,474,110)
Net unrealized appreciation	28,527,914
$150,849,461

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$148,182,721	1,667,676	$88.86
Advisor Class	$2,666,740	31,243	$85.35

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED SEPTEMBER 30, 2014
Investment Income (Loss)
Income:
Interest	$5,398,502

Expenses:
Management fees	745,008
Distribution and service fees	7,508
Trustees' fees and expenses	8,039
Other expenses	116
760,671

Net investment income (loss)	4,637,831

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	(345,396)
Change in net unrealized appreciation (depreciation) on investments	5,614,523

Net realized and unrealized gain (loss)	5,269,127

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,906,958

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED SEPTEMBER 30, 2014 AND SEPTEMBER 30, 2013
Increase (Decrease) in Net Assets	September 30, 2014	September 30, 2013
Operations
Net investment income (loss)	$4,637,831	$6,264,251
Net realized gain (loss)	(345,396)	11,338,932
Change in net unrealized appreciation (depreciation)	5,614,523	(35,748,349)
Net increase (decrease) in net assets resulting from operations	9,906,958	(18,145,166)

Distributions to Shareholders
From net investment income:
Investor Class	(4,977,532)	(6,364,282)
Advisor Class	(112,457)	(222,679)
From net realized gains:
Investor Class	(9,315,185)	(8,992,326)
Advisor Class	(224,351)	(346,571)
Decrease in net assets from distributions	(14,629,525)	(15,925,858)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	18,313,727	(55,800,367)

Net increase (decrease) in net assets	13,591,160	(89,871,391)

Net Assets
Beginning of period	137,258,301	227,129,692
End of period	$150,849,461	$137,258,301

Undistributed net investment income	$3,258,968	$3,933,591

See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2014

1. Organization

American Century Target Maturities Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Zero Coupon 2025 Fund (the fund) is one fund in a series issued by the trust. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek the highest return consistent with investment in U.S. Treasury securities. The fund is managed to mature in the year identified in its name and will be liquidated near the end of its maturity year.

The fund offers the Investor Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated bid as provided by independent pricing services or at the most recent bid as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated bid as provided by an independent pricing service. Evaluated bid prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Reverse Share Splits — When the fund pays a distribution, the trustees declare a reverse share split that exactly offsets the per-share amount of the distribution. After taking into account the reverse share split, a shareholder reinvesting dividends and capital gain distributions will hold exactly the same number of shares owned prior to the distribution and reverse share split. A shareholder electing to receive dividends in cash will own fewer shares.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust’s investment advisor, American Century Investment Management, Inc. (ACIM), the trust’s distributor, American Century Investment Services, Inc. (ACIS), and the trust’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2425% to 0.3600% and the rates for the Complex Fee range from 0.2500% to 0.3100% for the Investor Class and Advisor Class. The effective annual management fee for each class for the year ended September 30, 2014 was 0.55%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for the Advisor Class (the plan), pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended September 30, 2014 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. Fees and expenses incurred in conjunction with the trustees during the year ended September 30, 2014 are detailed in the Statement of Operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended September 30, 2014 were $34,541,740 and $32,736,496, respectively, all of which are U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended September 30, 2014		Year ended September 30, 2013
	Shares	Amount	Shares	Amount
Investor Class
Sold	757,350	$65,299,810	1,868,377	$166,328,113
Issued in reinvestment of distributions	195,190	13,913,157	179,016	15,015,854
Redeemed	(673,422)	(57,532,130)	(2,713,270)	(235,826,278)
Reverse share split	(199,898)	—	(182,812)	—
	79,220	21,680,837	(848,689)	(54,482,311)
Advisor Class
Sold	12,111	985,235	22,130	1,906,001
Issued in reinvestment of distributions	4,815	329,627	6,743	545,899
Redeemed	(57,906)	(4,681,972)	(44,773)	(3,769,956)
Reverse share split	(4,907)	—	(7,012)	—
	(45,887)	(3,367,110)	(22,912)	(1,318,056)
Net increase (decrease)	33,333	$18,313,727	(871,601)	$(55,800,367)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Zero-Coupon U.S. Treasury Securities and Equivalents	—	$133,319,559	—
Zero-Coupon U.S. Government Agency Securities	—	15,232,964	—
Temporary Cash Investments	$603,140	664,000	—
	$603,140	$149,216,523	—

7. Federal Tax Information

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2013 were as follows:

	2014	2013
Distributions Paid From
Ordinary income	$5,090,737	$6,586,961
Long-term capital gains	$9,538,788	$9,338,897

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2014, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$122,033,634
Gross tax appreciation of investments	$28,490,337
Gross tax depreciation of investments	(704,308)
Net tax appreciation (depreciation) of investments	$27,786,029
Undistributed ordinary income	$3,258,968
Accumulated long-term capital losses	$(732,225)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryover may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Financial Highlights

For a Share Outstanding Throughout the Years Ended September 30 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Reverse Share Split	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2014	$82.55	2.90	3.41	6.31	(3.25)	(6.09)	(9.34)	9.34	$88.86	7.65%	0.55%	3.41%	24%	$148,183
2013	$89.64	2.62	(9.71)	(7.09)	(2.44)	(3.44)	(5.88)	5.88	$82.55	(7.91)%	0.55%	3.01%	66%	$131,127
2012	$83.79	2.59	3.26	5.85	(2.67)	(0.40)	(3.07)	3.07	$89.64	6.98%	0.55%	3.03%	73%	$218,472
2011	$72.79	2.70	8.30	11.00	(3.01)	—	(3.01)	3.01	$83.79	15.12%	0.56%	3.91%	39%	$191,765
2010	$61.25	2.54	9.00	11.54	(2.69)	(4.84)	(7.53)	7.53	$72.79	18.85%	0.57%	4.05%	36%	$247,858
Advisor Class
2014	$79.49	2.57	3.29	5.86	(3.05)	(6.09)	(9.14)	9.14	$85.35	7.37%	0.80%	3.16%	24%	$2,667
2013	$86.54	2.33	(9.38)	(7.05)	(2.21)	(3.44)	(5.65)	5.65	$79.49	(8.15)%	0.80%	2.76%	66%	$6,131
2012	$81.10	2.32	3.12	5.44	(2.46)	(0.40)	(2.86)	2.86	$86.54	6.72%	0.80%	2.78%	73%	$8,658
2011	$70.63	2.45	8.02	10.47	(2.85)	—	(2.85)	2.85	$81.10	14.80%	0.81%	3.66%	39%	$14,159
2010	$59.59	2.31	8.73	11.04	(2.54)	(4.84)	(7.38)	7.38	$70.63	18.52%	0.82%	3.80%	36%	$7,770

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Target Maturities Trust and Shareholders of the Zero Coupon 2025 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Zero Coupon 2025 Fund (one of the three funds in the American Century Target Maturities Trust, hereafter referred to as the "Fund") at September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
November 20, 2014

Management

Board of Trustees
The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc. (specialty finance company)
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to 2011); Senior Advisor, Barclays Global Investors (investment management firm) (2003 to 2009)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	Intraware, Inc. (2003 to 2009)
John B. Shoven (1947)	Trustee	Since 2002	Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	118	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers
The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2001	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 13, 2014, the Fund’s Board of Trustees unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the materials provided in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided. The independent Trustees also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the review, and evaluated such information for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods and below its benchmark for the ten-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $9,538,788, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended September 30, 2014.

The fund utilized earnings and profits of $221,717 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Target Maturities Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-83914 1411

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2013:    $80,233
FY 2014:    $82,907

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2013:    $0
FY 2014:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2013:    $0
FY 2014:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2013:    $196,650
FY 2014:    $108,075

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Target Maturities Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 4, 2014

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 4, 2014